                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)     February 2, 2004
                                                     ----------------



                                ICU MEDICAL, INC.

             (Exact name of registrant as specified in its charter)

          DELAWARE                     0-19974                   33-0022692
          --------                     -------                   ----------
(State or other jurisdiction   (Commission File Number)       (I.R.S. Employer
     of incorporation)                                       Identification No.)

951 Calle Amanecer, San Clemente, California                        92673
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          (Address of principal executive offices)                (Zip Code)


                                 (949) 366-2183
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               Registrant's telephone number, including area code


                                       N/A
                                       ---
          (Former name or former address, if changed since last report)

                    INFORMATION TO BE INCLUDED IN THE REPORT



Item 7.           Financial Statements and Exhibits
                  ---------------------------------

        (c)       Exhibits

         99.1 Press release, dated February 2, 2004 announcing ICU Medical, Inc.'s fourth quarter and year-end 2003 earnings.


Item 12.          Results of Operations and Financial Condition
                  ---------------------------------------------

                  ICU Medical, Inc. announced its earnings for the fourth quarter and year-end of 2003.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  February 2, 2004

                                ICU MEDICAL, INC.



                             /s/ Francis J. O'Brien
                             ----------------------
                             Francis J. O'Brien
                             Secretary, Treasurer and
                             Chief Financial Officer